                                                                   EXHIBIT 10.15

                                   AGREEMENT

    THIS AGREEMENT is made as of March ___, 2001 by and among MEDWAY ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership with an address of c/o FIP Corporation, 10 McKee Place, Cheshire, Connecticut 06410 ("Medway"), WE WALLINGFORD LAND, L.L.C., a Delaware limited liability company with an address of c/o Winstanley Enterprises, LLC, 150 Baker Street Extension, Suite 303, Concord, Massachusetts 01742 ("WE Wallingford"), and PROTON ENERGY SYSTEMS, INC., a Delaware corporation with an address of 50 Inwood Road, Rocky Hill, Connecticut 06070 ("Proton").

                                  BACKGROUND:

     A. Medway and Winstanley Enterprises, LLC ("Winstanley") entered into a Contract of Sale dated as of November 1, 2000 (as amended, the "Medway Contract") for purchase and sale of, in part, land located on Research Parkway in Wallingford Connecticut and known as Lot W-5A, as more particularly described on Schedule A attached hereto (the "Entire Parcel"). The Medway Contract was
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assigned to WE Wallingford by Winstanley pursuant to an Assignment dated
February 23, 2001.

     B. WE Wallingford and Proton have entered or are about to enter into a Purchase and Sale Agreement (the "Agreement") for the purchase and sale of approximately 44 acres of the Entire Parcel (the "Property"), as more particularly described in the Agreement, that is contingent, in part, on the closing of the sale of the Entire Parcel from Medway to WE Wallingford pursuant to the Medway Contract.

     C. In the event WE Wallingford does not take title to the Property on or before the Closing Date (as defined in the Agreement, the "Closing Date") Medway has agreed to sell the Property directly to Proton under the terms of the Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. In the event WE Wallingford does not take title to the Property on or before the Closing Date, then, upon written notice from Proton given to WE Wallingford and Medway not later than ten (10) days after the earlier to occur of (i) Proton's receipt of notice from WE Wallingford that the Medway Contract has terminated or that WE Wallingford will not be acquiring title to the Entire Parcel or (ii) the scheduled Closing Date, that Proton desires to purchase the Property directly from Medway, WE Wallingford's rights and obligations under the Agreement shall be deemed to be assigned to Medway together with and including all of WE Wallingford's rights in and to the Deposit (as defined in the Agreement) and Medway shall assume all obligations of WE Wallingford under the Agreement, which Agreement will then continue in full force and effect as a contract for purchase and sale of the Property between Medway and Proton.
2.
3. Upon assignment of the Agreement to Medway from WE Wallingford, WE Wallingford shall be forever released and discharged from any and all responsibility or liability with respect to the Property and its performance under the Agreement.
4.
5. During the period of the Agreement that Medway holds title to the Property, Medway consents to (i) Proton's entry upon the Property for purposes of its conduct of its due diligence investigations and (ii)
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Proton's and WE Wallingford's application for Approvals (as defined in the
Agreement) pursuant to the terms of the Agreement. During the period that Medway holds title to the Property, Proton agrees that (i) it shall name Medway and FIP Realty Corporation, its general partner, ("FIP") as an additional insured on the insurance certificate required to be delivered by Proton under the provisions of
Section 4(b)(ii) of the Agreement and (ii) its obligation to indemnify and hold the "Seller" harmless contained in Section 4(i) of the Agreement shall run to and include Medway and FIP.
6.
7. During the period of the Agreement that Medway holds title to the Property, Medway, WE Wallingford and Proton agree to consult with each other and keep the others generally advised of the progress being made with respect to the approvals being sought by WE Wallingford and Proton under the provisions of
Section 4(m) and 4(n) of the Agreement (the "Approvals"). In addition to the consent obligations set forth in the Agreement, Proton and WE Wallingford agree to obtain Medway's consent and approval (which shall not be unreasonably withheld) of the applications and all other materials filed in connection with such Approvals. Medway agrees to, at no expense to Medway, cooperate with WE Wallingford and Proton in connection with the Approvals being sought by each and, to the extent necessary, sign applications for Approvals that have been approved by Medway, in its capacity as the fee owner of the Entire Parcel. WE Wallingford and Proton will provide to Medway copies of the filings each is making. During the period that Medway holds title to the Property, Proton shall, when giving notice to Seller under the provisions of Section 4(b) of the Agreement give simultaneous notice to Medway. Medway's telephone number and facsimile number for such notification purpose is (203) 271-0353 (telephone) and
(203) 272-5073 (facsimile), Attention: Mr. David Shopis. The obligations of notice, communication and consent under this paragraph shall cease at closing of the Medway Contract.
8.
9. This agreement may be signed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.
10.
11.
12.

      (Rest of page intentionally left blank, signature pages to follow)
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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above written.

Witnessed:                         MEDWAY ASSOCIATES LIMITED PARTNERSHIP

                                   By: FIP Realty Corporation
______________________________         Its General Partner


______________________________         By:  ________________________________
                                            Name:
                                            Title:

                                   WE WALLINGFORD LAND, L.L.C.

                                   By: Winstanley Enterprises, LLC
______________________________         Its Managing Member


______________________________         By:  _______________________________
                                            Name:
                                            Title:

                                   PROTON ENERGY SYSTEMS, INC.
______________________________


______________________________     By: _______________________________
                                       Name:
                                       Title:


STATE OF CONNECTICUT
                             )     ss.
                             )
COUNTY OF _________________  )

        The foregoing instrument was acknowledged before me this ____ day of February, 2001 by _______________________ as ______________________ of FIP
Realty Corporation, a Connecticut corporation, partner on behalf of Medway Associates Limited Partnership, a partnership.

                    __________________________________

                    Commissioner of the Superior Court
                    Notary Public
                    My Commission Expires: __________
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COMMONWEALTH OF MASSACHUSETTS
                                 )  ss.
                                 )
COUNTY OF ______________________ )

        The foregoing instrument was acknowledged before me this ____ day of February, 2001 by _______________________ as Manager of Winstanley Enterprises, LLC, a Delaware limited liability company, Managing Member of WE Wallingford Land, L.L.C., a Delaware limited liability company, on behalf of the limited liability company.

                    __________________________________

                    Commissioner of the Superior Court
                    Notary Public
                    My Commission Expires: __________


STATE OF CONNECTICUT
                            ) ss.
                            )
COUNTY OF _________________ )

        The foregoing instrument was acknowledged before me this ____ day of February, 2001 by _______________________ as ______________________ of Proton
Energy Systems, Inc., a _______________________ corporation, on behalf of the corporation.

                    __________________________________

                    Commissioner of the Superior Court
                    Notary Public
                    My Commission Expires: __________

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